UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 1, 2005


                                SENTO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Utah                         000-06425               87-0284979
-------------------------------         ------------        --------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

               808 East Utah Valley Drive
                   American Fork, Utah                     84003
        ----------------------------------------        ----------
        (Address of principal executive offices)        (Zip Code)

                                 (801) 492-2000
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
            --------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 1, 2005, Sento Corporation entered into an employment agreement with Stephen W. Fulling, its Senior Vice President and Chief Technology Officer, that provides for continued service in his current capacities for a period of two calendar years. The term of the agreement will automatically extend for successive one-year periods unless a notice of nonextension is given by either party at least 180 days prior to the expiration of the then-current term. The agreement provides for an initial annual base salary of $130,000, an incentive bonus plan that may result in the award of incentive bonuses of up to 37.5% of his annual salary if certain revenue and results of operations goals are met, and participation in Sento's employee benefit plans consistent with and similar to such plans provided to its employees generally. Mr. Fulling has also agreed to certain confidentiality and noncompetition provisions. In the event his employment is terminated by Sento "without cause," by Mr. Fulling "for good reason," or by either party upon a change in Sento's control, he shall be entitled to receive an amount equal to one-half of his then-current annual salary. The agreement also provides payment provisions in the event of Mr. Fulling's death or disability.


Forward-Looking Statements

         Statements in this report, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: Sento's stock price has historically been volatile; difficulties encountered in post-acquisition integration and operation of the acquired assets including retaining existing clients of the acquired company; variations in market and economic conditions; the effect on Sento's earnings of the repricing of options; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions, which could cause actual results to differ from the Company's current expectations, are contained in Sento's filings with the Securities and Exchange Commission, including Sento's Annual Report on Form 10-KSB for the year ended March 31, 2005.

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

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
   Number*            Title of Document                            Location
-------------- --------------------------------------------------  -------------

     10        Material Contracts
--------------------------------------------------------------------------------
    10.01      Employment Agreement between Sento Corporation      Attached
               and Stephen W. Fulling dated July 1, 2005

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*    All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SENTO CORPORATION


Date: July 7, 2005                                 By  /s/ Anthony Sansone
                                                      --------------------------
                                                      Anthony Sansone,
                                                      Chief Financial Officer

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